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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    OCTOBER 26, 2000
                                                 ------------------------


                          ALEXION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    0-27756                 13-3648318
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 (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)            File Number)          Identification No.)



     25 SCIENCE PARK, NEW HAVEN, CT                       06511
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:       (203) 776-1790
                                                       --------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On October 26, 2000, the Company entered into an agreement to sell 2,300,000 shares of common stock to US Bancorp Piper Jaffray. The sale is made under its recent shelf-registration statement (Registration No. 333-47594 filed October 6, 2000) relating to the possible sale from time to time of the Company's securities. This Form 8-K is filed to incorporate the exhibits hereto into that registration statement.

         On October 27, 2000, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

         1 Purchase Agreement, dated October 26, 2000, among Alexion Pharmaceuticals, Inc. and US Bancorp Piper Jaffray.


         99       Press Release dated October 27, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ALEXION PHARMACEUTICALS, INC.



Date: October 27, 2000                  By:   /s/ LEONARD BELL
                                            ----------------------
                                        Name: Leonard Bell, M.D.
                                        Title: President, Chief Executive
                                               Officer, Secretary and Treasurer